                                                      Registration No. 333-10658

   As filed with the Securities and Exchange Commission on September 30, 2004

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                     ALSTOM
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  France                               Not Applicable
     ----------------------------------       -----------------------------
     (State or other jurisdiction of                    (IRS Employer
      incorporation or organization)                 Identification No.)

                             3 avenue André Malraux,
                          92300 Levallois-Perret Cedex, France
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                          ALSTOM Stock Option Plan 1999
                  --------------------------------------------
                            (Full title of the plans)

                             Thomas E. Liggett, Esq.
                                   ALSTOM Inc.
                                  P.O. Box 500
                               2000 Day Hill Road
                                Windsor, CT 06095
        ----------------------------------------------------------------
            (Name, address and telephone number of agent for service)

                       Copy to: Gloria W. Nusbacher, Esq.
                            Hughes Hubbard & Reed LLP
                             One Battery Park Plaza
                              New York, N.Y. 10004

DEREGISTRATION OF UNSOLD SECURITIES

The  registrant  hereby  de-registers  any and all  Ordinary  Shares  originally registered  hereunder which have not been issued. All stock options issued under the ALSTOM Stock Option Plan 1999 have expired by their terms and no  additional shares may be issued or sold under such plan.

Item 8.  Exhibits

Number        Description                   Method of Filing

24.3          Powers of Attorney            Filed herewith

                                   SIGNATURES

          Pursuant  to the  requirements  of the  Securities  Act of  1933,  the
Registrant  has  duly  caused  this  Post-Effective   Amendment  No.  1  to  its
Registration  Statement  on  Form  S-8  to  be  signed  on  its  behalf  by  the undersigned,  thereunto duly authorized,  in the City of Paris,  France, on this
30th day of September, 2004.

                                          ALSTOM

                                          By:  /s/ Patrick Kron
                                              Patrick Kron
                                              Chairman & Chief Executive
                                              Officer

            Pursuant to the requirements of the Securities Act of 1933, this
Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 has
been signed below by the following persons in the capacities indicated on this 30th day of September, 2004.

Signature                                  Capacity

                    *                      Chairman and Chief Executive Officer
----------------------------------------   and a Director
              Patrick Kron

                    *                      Chief Financial Officer
----------------------------------------
             Philippe Jaffré

                    *                      Principal Accounting Officer
----------------------------------------
              James Milner

                                           Director
----------------------------------------
            Jean-Paul Béchat

                                           Director
----------------------------------------
            Candace Beinecke

                   *                       Director
----------------------------------------
             James B. Cronin

Signature                                  Capacity

                    *                      Director
----------------------------------------
            Pascal Colombani

                    *                      Director
----------------------------------------
       Georges Chodron de Courcel

                                           Director
----------------------------------------
              Gérard Hauser

                    *                      Director
----------------------------------------
              James W. Leng

                    *                      Director
----------------------------------------
         Denis Samuel-Lajeunesse

                    *                      Director
----------------------------------------
             George Simpson

                    *                      Director
----------------------------------------   in the United States
            Thomas E. Liggett

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* By /s/ Patrick Kron
     -----------------------------------
      as authorized by Power of Attorney
      filed as Exhibit 24.2 to this
      Registration Statement

                                  EXHIBIT INDEX

Number         Description                  Method of Filing

24.3           Powers of Attorney           Filed herewith